Restricted cash	12 Months Ended
Dec. 31, 2019
Restricted Cash and Cash Equivalents, Current [Abstract]
Restricted cash
5.	Restricted cash

Restricted cash represents deposits that was restricted for litigation. The deposits which was restricted cannot be withdrawn until the preservation of property has been lift. As of December 31, 2018 and 2019, the Group’s restricted cash were nil and RMB1,392, respectively.